Exhibit 10.1

NINTH AMENDMENT TO THE
EXCLUSIVE PATENT LICENSE AGREEMENT

(MGH Cases No 01416, 22497, 24644)

Agreement No. 2022-3833

This Ninth Amendment (“Ninth Amendment”), effective May 30, 2023 (“Ninth Amendment Effective Date”), to the Exclusive Patent License Agreement is by and between The General Hospital Corporation, d/b/a Massachusetts General Hospital, a non-for-profit Massachusetts corporation, with a principal place of business at 55 Fruit Street, Boston, Massachusetts 02114 (“Hospital”) and Vicapsys, Inc with its principal place of business located at 1234 Airport Road, Destin, Florida 32541 (“Company”).

WHEREAS, Hospital and Company are Parties to an Exclusive Patent License Agreement, MGH Agreement No. A215841, effective as of May 8, 2013, as previously amended effective as of January 22, 2014, May 6, 2014, August 25, 2014, December 1, 2014, October 27, 2016, February 6, 2017, December 22, 2017, and as further amended on March 14, 2022 (the “Agreement”);

WHEREAS, Company desires to amend the Agreement in order to add new Patent Rights (Section 1.11) and to update the Diligence Requirements (Section 3.1);

Now, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.	The Agreement is hereby amended by deleting Section 1.11 in its entirety and inserting the following language in its place:

1.11 “Patent Rights” shall mean, inclusively, (i) the PCT Patent Application number PCT/US00/09678, filed on April 7, 2000, with the MGH Case Number 01416 (ii) the PCT Patent Application number PCT/US2013/068916 filed on November 7, 2013 with the MGH Case Number 22497 and (iii) the PCT patent application PCT/US2018/051950 filed on September 20, 2018 with the MGH Case Number 24644, and/or the equivalent of such applications including any division, continuation (but not including continuation-in-part) , US and foreign patent application, Letters Patent, and/or the equivalent thereof issuing thereon, and/or reissue, reexamination or extension thereof, as may be further described in Appendix A-2.”

2.	Section 3.1 of the Agreement is hereby amended by adding the following Diligence Requirement for MGH 24644 Patent Rights:

“Within one (1) year of the Ninth Amendment Effective Date Company shall submit a research and development plan for the Patent Rights associated with MGH 24644 with mutually acceptable Diligence Requirements to be added by amendment to the Agreement for development of the Product or Process for the therapy and/ or prophylaxis of a human disorder in the License Field.”

3.	Section 4.1 is hereby amended by adding the following sentence at the end of the Section:

“As of the Ninth Amendment Effective Date, Hospital has incurred approximately three thousand nine hundred and fifty-six dollars ($3,956) in Patent Costs towards the Patent Rights for MGH 24644, which amount Company shall pay to Hospital by July 31, 2023.”

4.	Appendix A-1 of the Agreement is hereby amended by deleting it entirely and replacing it with the attached Appendix A-2.

5.	In consideration of the addition of Patent Rights in Section 1.11, Company shall pay Hospital a non-refundable one-time license fee of two thousand dollars ($2,000) which shall be due upon execution of this Ninth Amendment.

6.	Effect of Amendment. Except as otherwise amended hereby, the Agreement and all of its terms and conditions are hereby ratified and confirmed in all respects and remain in full force and effect.

7.	Headings. All headings are for convenience only and shall not affect the meaning of any provision of this Agreement.

8.	Execution in Counterparts; Facsimile or Electronic Transmission. This Ninth Amendment may be executed in counterparts, and by facsimile or electronic transmission. This Ninth Amendment may be executed electronically/digitally in compliance with the Massachusetts Uniform Electronic Transactions Act (MUETA) Mass. Gen. Laws ch. 110G and/or The Electronic Signatures In Global And National Commerce Act (ESIGN) 15 USC ch. 96. Persons signing this Ninth Amendment agree that, if used, electronic/digital signatures are intended to authenticate this writing and to have the same force and effect as the use of manual signatures.

IN WITNESS WHEREOF, the Parties have caused this Ninth Amendment to be executed by their duly authorized representatives as of the Ninth Amendment Effective Date first written above.

THE GENERAL HOSPITAL CORPORATION		Vicapsys Inc.

BY:	/s/ Emilie Braun	BY:	/s/ Federico Pier

Name:	Emilie Braun	Name:	Federico Pier

Title:	Senior Director, BD&L	Title:	CEO

Date:	May 31, 2023	Date:	May 31, 2023

DESCRIPTION OF PATENT RIGHTS

Information	Country	Type	Application Number	Patent Number	Application Date	Status
01416.01	US	Provisional	60/128,272	None	Apr 8, 1999	Converted
01416.02	US	Provisional	60/168,952	None	Dec 3, 1999	Converted
01416.03	WIPO	PCT	PCT/US00/09678	None	Apr 7, 2000	Nationalized
01416.07	EPO	PCT	00922067.4	1169348	Apr 7, 2000	Issued
01416.12	France	PCT	00922067.4	1169348	Apr 7, 2000	Issued
01416.13	Germany	PCT	00922067.4	1169348	Apr 7, 2000	Issued
01416.14	Ireland	PCT	00922067.4	1169348	Apr 7, 2000	Issued
01416.15	Switzerland	PCT	00922067.4	1169348	Apr 7, 2000	Issued
01416.16	UK	PCT	00922067.4	1169348	Apr 7, 2000	Issued
01416.17	Sweden	PCT	00922067.4	1169348	Apr 7, 2000	Issued
01416.04	US	Utility	09/546,153	6,448,054	Apr 7, 2000	Issued
01416.08	US	Divisional	10/191,988	7,141,363	Jul 9, 2002	Issued
01416.11	US	Divisional	11/407,477	7,775,469	Apr 20, 2006	Issued
22497.01	WIPO	PCT	PCT/US2013/068916	None	Nov 7, 2013	Nationalized
22497.09	Russia	PCT	2016120644	2665359	Nov 7, 2013	Issued
22497.10	Ukraine	PCT	2016 06075	None	Nov 7, 2013	Pending
22497.11	Japan	PCT	2016-527332	6538042	Nov 7, 2013	Issued
22497.13	Australia	PCT	2013404939	2013404939	Nov 7, 2013	Issued
22497.15	EPO	PCT	13896941.5	3065701	Nov 7, 2013	Issued
22497-23	Sweden	PCT	13896941.5	3065701	Nov 7, 2013	Issued
22497-24	Norway	PCT	13896941.5	3065701	Nov 7, 2013	Issued
22497-25	Netherlands	PCT	13896941.5	3065701	Nov 7, 2013	Issued
22497-26	UK	PCT	13896941.5	3065701	Nov 7, 2013	Issued
22497-27	Germany	PCT	13896941.5	3065701	Nov 7, 2013	Issued
22497-28	France	PCT	13896941.5	3065701	Nov 7, 2013	Issued
22497.02	US	PCT	15/019,449	9,775,816	Feb 9, 2016	Issued
22497.20	US	Continuation	15/179,567	9,849,094	Jun 10, 2016	Issued
22497.21	US	Continuation	15/590,587	9,849,159	May 9, 2017	Issued
22497.22	US	Divisional	15/813,917	10,580,262	Nov 15, 2017	Issued
24644.01	US	Provisional	62/561,058	None	Sep 20, 2017	Converted
24644.02	WIPO	PCT	PCT/US2018/051950	None	Sep 20, 2018	Nationalized
24644-04	EPO	PCT	18857678.9	None	Sep 20, 2018	Pending
24644-03	US	PCT	16/648,569	None	Mar 18, 2020	Pending

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